                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to
    Rule 14A-11(c) or 14a-12

                         AVIATION HOLDINGS GROUP, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which investment applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which investment applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

       ----------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                          AVIATION HOLDINGS GROUP, INC.
                           15675 Northwest 15th Avenue
                              Miami, Florida 33169

                                  June 15, 2000

DEAR FELLOW STOCKHOLDER:

     On behalf of the Board of Directors, I am pleased to invite you to attend the annual meeting of stockholders of Aviation Holdings Group, Inc. (the "Company"), to be held on Tuesday, July 18, 2000, at 11:00 a.m., local time, at the Company's executive offices, 15675 Northwest 15th Avenue, Miami, Florida 33169. The official Notice of Meeting, Proxy Statement and form of proxy are enclosed with this letter.

     At the annual meeting, stockholders will vote for the election of four (4) persons to serve as directors of the Company, vote upon a proposal to ratify the Board's appointment of L. J. Soldinger Associates as independent accountants for the Company for fiscal 2000 and vote on any other matter that comes properly before the meeting.

     Only holders of record of shares of Common Stock of the Company at the close of business on June 12, 2000 will be entitled to vote at the Annual Meeting. On that date, 4,219,315 shares of Common Stock, the only outstanding voting securities of the Company, were issued and outstanding. Each share of Common Stock is entitled to one vote. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

     A majority of the voting power of the outstanding shares of capital stock of the Company, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Action on the other matters scheduled to come before the Annual Meeting will be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     I am delighted you have chosen to invest in the Company and hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

     I look forward to seeing you at the annual meeting.

                               Very truly yours,

                               /s/ Joseph J. Nelson

                               Joseph J. Nelson
                               President, Chief Executive Officer and Director Aviation Holdings Group, Inc.
Miami, Florida
June 15, 2000

                          AVIATION HOLDINGS GROUP, INC.

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On July 18, 2000

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Aviation Holdings Group, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, July 18, 2000 at 11:00 a.m., local time at the Company's executive offices, 15675 Northwest 15th Avenue, Miami, Florida 33169, for the following purposes:

         1.  To elect 4 directors, each to serve for a term of 1 year;

         2.  To consider and vote upon a proposal to ratify the appointment of
             L. J. Soldinger Associates, independent certified public accountants, as auditors for the Company for its fiscal year ending December 31, 2000; and

         3. To act upon such other matters and transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on June 12, 2000, as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the Annual Meeting and at any and all adjournments or postponements thereof.




                                By Order of the Board of Directors:

                                /s/ Joseph J. Nelson

                                Joseph J. Nelson
                                President, Chief Executive Officer and Director

Miami, Florida
June 15, 2000


                             Your vote is important.

     To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

                         -------------------------------

                                 PROXY STATEMENT

                         ------------------------------

         This Proxy Statement is furnished to the stockholders of Aviation Holdings Group, Inc., (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be voted at the 2000 Annual Meeting of Stockholders of the Company (such meeting and any adjournments or postponements thereof referred to as the "Annual Meeting"). The Annual Meeting will be held on Tuesday, July 18, 2000 at 11:00 a.m., local time, at the principal executive offices of the Company, which are located at15675 Northwest 15th Avenue, Miami, Florida 33169.

         This Proxy Statement, the accompanying proxy and the Company's Annual Report on Form 10-K were first mailed to the Company's stockholders on or about June 15, 2000.

         All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Annual Meeting FOR the election of the named nominees for directors and FOR the ratification of the appointment of L. J. Soldinger Associates as independent auditors for the Company for its fiscal year ending December 31, 2000. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company or by voting in person at the Annual Meeting.

         The Board of Directors does not know of any matters to be brought before the Annual Meeting other than the items set forth in the accompanying Notice of Annual Meeting of stockholders. The enclosed proxy confers discretionary authority to the Board-appointed persons named therein to vote on any other matter that is properly presented for action at the Annual Meeting.

         Cost of solicitation of proxies by the Board of Directors is to be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telecopier transmission by the directors, officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.



YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

                         ITEM 1 - ELECTION OF DIRECTORS

         The Company's By-Laws provide that the Company's business shall be managed by a Board of Directors of not less than 2 and not more than 7 directors, with the number of directors to be fixed by the Board of Directors from time to time.

         Director candidates are nominated by the Board of Directors. Shareholders are also entitled to nominate director candidates for the Board of Directors in accordance with the procedures set forth in the By-Laws.

         At the Annual Meeting, four (4) nominees have consented to being named as nominees for directors of the Company and have agreed to serve if elected. The directors will be elected to serve for a one year term and until their successors have been elected and have qualified. If any of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any remaining nominee and any substitute nominee(s) designated by the Board of Directors. Director elections are determined by a plurality of the votes cast.

         The Board has nominated Joseph J. Nelson, Simon Chiang, Michael J. Cirillo and Theodore H. Gregor, listed below, each of whom is currently a member of the Board, for election as Directors. If elected, such nominees will serve for a one-year term to expire at the Company's annual meeting of stockholders in 2001 or until their successors are duly elected and qualified. Information regarding the foregoing nominees, as well as the other persons who are expected to serve on the Board following the Annual Meeting, is set forth below.

         The Board has no reason to believe that any of the nominees will not serve if elected, but if any nominee should subsequently become unavailable to serve as a director, the persons named as proxies may, in their discretion, vote for a substitute nominee designated by the Board or, alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting.


                        Nominees For 2000 Annual Meeting

Name                                Position With Company                       Age     Director Since
----                                ---------------------                       ---     --------------
Joseph J. Nelson                    President, Chief Executive Officer           50          1998
                                    and Director of Aviation Holdings
                                    International and Aviation Holdings
                                    Group, Inc.

Simon Chiang                        Executive Vice President of Aviation         41          1998
                                    Holdings International and Aviation
                                    Holdings Group and Director of
                                    Aviation Holdings International and
                                    Aviation Holdings Group, Inc.

Michael J. Cirillo                  Director of Aviation Holdings                51          1998
                                    International and Aviation Holdings
                                    Group, Inc.

Theodore H. Gregor                  Director of Aviation Holdings                49          1998
                                    International and Aviation Holdings
                                    Group, Inc.

  Nominees for Election as Directors - Term Expires at the 2001 Annual Meeting

         Joseph J. Nelson has been our President, Chief Executive Officer and a Director since August 1998 and President, Chief Executive Officer and a Director of Aviation Holdings International since October 1996. Prior to October 1996, he was Senior Vice-President of the AGES Group, L.P. ("AGES"), responsible for the operations of four divisions with revenues of approximately $100 million, and held other positions with AGES since October 1990. Prior thereto, Mr. Nelson was with Ryder Corporation attaining the position of Vice President of Sales. Mr. Nelson holds a B.S. degree from DePaul University and an M.B.A. in Finance from Farleigh Dickinson University.

         Simon Chiang has been Executive Vice President since August 1999, prior to which he was Vice President of Asia and Pacific Rim Operations and a Director of Aviation Holdings International since February 1998 and has been a Director of ours since August 1998. From 1986 to 1995, Mr. Chiang was President of Simon International Corporation, an exporter of aviation tooling. Mr. Chiang is also the founder and has served as President of Pacific Airlines Support Corp. and of Pasco-Financial from 1995 to 1998. Mr. Chiang holds a B.A. degree from Fu Ren University, Taipei, Taiwan.

         Michael J. Cirillo has been President of the D.A.R. Group, Inc., an investment banking firm and President of CHM Consultants, Inc., a marketing and consulting firm since 1995. From 1987 through 1995 Mr. Cirillo was an officer and director of Flex Resources, Inc., a temporary and permanent employment firm. Mr. Cirillo has been a Director of Aviation Holdings International since June 1997 and a Director of Aviation Holdings Group since August 1998. Mr. Cirillo holds a B.S. degree from Farleigh Dickinson University.

         Theodore H. Gregor has been a director of Aviation Holdings International since October 1997 and a director of Aviation Holdings Group since August 1998. Since 1972, he has been the President of Aero Kool Corporation, a privately held company engaged in business as an FAA approved repair facility. Mr. Gregor holds a B.S. degree in Mechanical Engineering from the University of Miami.

         The Board recommends that stockholders vote FOR the election of all the nominees. Proxies solicited by the Board will be so voted except where authority has been withheld.


              FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Attendance at Meetings

         The Board held one meeting during the fiscal year ended December 31, 1999 ("Fiscal 1999"). Each director attended the meeting of the Board.

Committees of the Board

         There currently are no committees of the Board.

Director Compensation

         Directors receive a fee of $500.00 for each Board meeting attended. All Directors will receive stock option grants under the Stock Option Plan for serving on our Board of Directors. Options to purchase 5,000 shares of common stock will be automatically granted to each Director on December 31 of each year, at an option exercise price equal to the closing bid or sales price of the common stock on such date.

                 ITEM 2 - APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board has appointed the firm of L. J. Soldinger Associates, independent certified public accountants, to audit the books, records and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2000, subject to ratification of such appointment by the Company's stockholders. L. J. Soldinger Associates has served as independent accountants for the Company since 1998, and is considered well qualified. Representatives of
L. J. Soldinger Associates are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

         The Board recommends that the stockholders vote FOR such ratification. Proxies solicited by the Board will be so voted unless stockholders specify in their proxies a contrary choice.

                             EXECUTIVE COMPENSATION


                              Compensation Summary

         1. Total Compensation. The following table summarizes for the Company's last two fiscal years the compensation of the Company's President and Chief Executive Officer and the other executive officers of the Company whose salary and bonus was in excess of $100,000 during Fiscal 1999 (the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries.

                                  Summary Chart

Name and Principal                                                                                       All other
Position                            Year         Salary                Bonus            Other(1)         Compensation
----------------------------------------------------------------------------------------------------------------------

Joseph J. Nelson                    1999         184,000               50,000           0.00              0.00
President, Chief                    1998         160,000               29,999           20,128(2)         0.00
Executive Officer
and Director

Simon Chiang                        1999         110,000               26,000           0.00              0.00
Executive Vice                      1998          87,653               21,500           0.00              0.00
President and
Director

Joseph F. Janusz                    1999          86,000               21,500           0.00              0.00
Vice President of                   1998          78,000               14,500           62,500(3)         0.00
Aviation Holdings
International

(1) Does not include perquisites and other personal benefits, securities or property if the aggregate amount of such compensation for each of the persons listed did not exceed the lesser of (i) $50,000 or (ii) ten percent of the combined salary and bonus for such person during the applicable year.

(2) Represents 4,000 shares of the common stock granted on August 1, 1998 by the Company's Board of Directors at $5.03 per share. The shares were issued in consideration of services rendered.

(3) Represents 25,000 shares of Aviation Holdings International's Common Stock granted on June 11, 1998 by Aviation Holdings Internationals Board of Directors at $2.50 per share. The shares were issued by Aviation Holdings International in consideration of services rendered.

         2. Options.

         The following table sets forth information regarding stock options granted in 1999 to the executive officers named in our Summary Compensation table above. Amounts represent the hypothetical gains that could be achieved from the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date based upon the grant price.

                  Number of                 % of Options
                  Options/Warrants          Granted to        Exercise or       Earliest
Name              Granted                   Employees (1)     Base Price        Exercise Date       Expiration Date
----              ----------------          -------------     -----------       -------------       ---------------
Joseph Nelson         50,000                12.5%             2.50              12/24/97            12/23/02
                      200,000               49.8%             2.50              5/31/98             5/30/03
                      25,000                6.2%              2.50              5/31/98             5/30/03

Joseph Janusz         20,000                5.0%              2.50              10/29/98            6/11/04
                      20,000                5.0%              2.50              12/24/97            6/11/04
                      15,000                3.7%              2.50              5/31/98             6/11/04

Simon Chiang          15,000                3.7%              2.50              2/12/99 (2)         2/11/03
                      10,000                2.5%              2.50              5/31/98             5/30/03

Theodore Gregor       10,000                2.5%              2.50              11/6/97             11/5/02


(1) Excludes from total options those options canceled due to employee termination and options canceled under the provisions of Joseph Nelson's employment agreement. The cancellations amounted to 35,000 options shares in 1998 and 15,750 option shares in 1999.

(2) Options vest as to 5,000 shares on February 12 of each year, commencing February 12, 1999.

         The following table sets forth information regarding the number and value of options held as of December 31, 1999 by the directors and officers, based on an assumed value of $2.75 per share of common stock. No options have been exercised to date.

                                                              Value of Unexercised In-the Money
                  Number of Unexercised Options                             Options
                       at December 31, 1999                          at December 31, 1999
Name              Exercisable     Unexercisable               Exercisable         Unexercisable
----              -----------     -------------               -----------         -------------
Joseph Nelson      275,000               --                     $68,750                 --

Joseph Janusz       55,000               --                     $13,750                 --

Simon Chiang        15,000           10,000                     $ 3,750             $2,500

Theodore Gregor     10,000               --                     $ 2,500                 --

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Security Ownership of Executive Officers, Directors and Beneficial Owners of Greater Than 5% of Our Common Stock

         The following table sets forth information with respect to the beneficial ownership of our common stock owned, as of May 31, 2000, by:

         o  the holders of more than 5% of our common stock;
         o  each of our directors;
         o  our executive officers; and
         o  all directors and executive officers of our company as a group.

         As of May 31, 2000, an aggregate of 4,219,315 shares of our common stock were issued and outstanding. For purposes of computing the percentages under this table, it is assumed that all options and warrants to acquire our common stock which have been issued to the directors, executive officers and the holders of more than 5% of our common stock and are fully vested or will become fully vested within 60 days of May 31, 2000 have been exercised by these individuals and the appropriate number of shares of our common stock have been issued to these individuals.

NAME                                POSITION                           SHARES OF                          PERCENT
                                                                       COMMON STOCK

Joseph J. Nelson(1)(2)              Officer & Director                 471,800                            11.2

Joseph F. Janusz(1)(3)              Officer & Director                 70,000                             1.7

Simon Chiang(1)(4)                  Officer & Director                 187,123                            4.4

Michael J. Cirillo(1)(5)            Beneficial Owner                   234,000                            5.5

Theodore H. Gregor(6)               Beneficial Owner                   10,000                             0.2
1495 Southeast Avenue
Hialeah, FL 33010

APP Investments, Inc.(7)            Beneficial Owner                   745,000                            17.7
Two Penn Center Plaza
Suite 605
Philadelphia, PA 19102

Argaman, Inc.(8)                    Beneficial Owner                   600,000                            14.2
M.S.A. Trust Company,
  Ltd., Co.
Daniel Frisch Street
64731 Tel Aviv, Israel

Norton Herrick Security             Beneficial Owner                   395,000                            9.4
 Trust
Norton Herrick, Trustee
20 Community Place
Morrestown, NJ 07960

All officers and directors
as a group(2)(3)(4)(7) 972,923 23.1
--------------------------------------------

(1) The addresses for Messrs. Nelson, Janusz, Chiang and Cirillo are c/o Aviation Holdings Group, Inc., 15675 N.W. 15th Avenue, Miami, Florida 33169

(2) Includes 275,000 shares subject to options presently exercisable.

(3) Includes 55,000 shares subject to options presently exercisable.

(4) Includes 55,556 shares held by Ann Chiang, Mr. Chiang's wife. Also includes 15,000 shares subject to options presently exercisable.

(5) Includes 30,000 shares of common stock, and warrants to purchase 200,000 shares of common stock, owned by the D.A.R. Group, Inc. of which Mr. Cirillo is the President. Also includes 4,000 shares owned by RP Capital Growth, L.P., of which Mr. Cirillo is a partner.

(6) Includes 10,000 shares subject to options presently exercisable.

(7) APP Investments, Inc. is a personal holding company. The sole shareholder of APP Investments, Inc. is Andrew P. Panzo. Neither APP Investments, Inc. nor Mr. Panzo is affiliated with any officer, director, or other principal stockholder.

(8) Includes warrants to purchase 100,000 shares of common stock. Argaman is an Israeli corporation engaged in making investments on behalf of its shareholders. Argaman, Inc. is not affiliated with any officer, director or other principal stockholder. We do not know who beneficially owns the shares held by Argaman, Inc., and representatives of Argaman, Inc. have refused to provide that information to us.

              EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE IN CONTROL ARRANGEMENTS


         Mr. Joseph J. Nelson. Aviation Holdings Group, Inc. and Mr. Nelson have entered into an employment agreement dated as of May 31, 1998 providing for Mr. Nelson's employment as President and Chief Executive Officer of Aviation Holdings Group, Inc. The agreement has a term of three years and, thereafter, continues on a month-to- month basis. The agreement provides for compensation consisting of (i) annual base compensation of $175,000, (ii) an annual bonus equal to 3% of the pre-tax net income of Aviation Holdings Group, Inc. (exclusive of the pre-tax net income of Aviation Holdings International) and 3% of the pre-tax net income of Aviation Holdings International, and (iii) certain fringe and other employee benefits that are made available to the senior executives of Aviation Holdings Group, Inc. Pursuant to the agreement, Mr. Nelson was granted options to purchase 200,000 shares of common stock at a price of $2.50 per share. The options are fully vested and expire on May 31, 2003. In the event of a change in control of Aviation Holdings Group, Inc. other than one approved by its Board of Directors or in the event that Mr. Nelson's employment is terminated by Aviation Holdings Group, Inc. for any reason other than his death or disability or for "cause" (as defined in the agreement), Mr. Nelson will be entitled to receive a lump sum payment equal to his annual base compensation multiplied by three. In the event of Mr. Nelson's death or disability, Mr. Nelson or his estate shall receive Mr. Nelson's base compensation for 24 months or the remainder of the term of the agreement, whichever is shorter.

         Mr. Simon Chiang. Aviation Holdings International and Simon Chiang have entered into an employment agreement dated as of February 12, 1998, as amended August 1, 1999, providing for Mr. Chiang's employment as Vice President of Aviation Holdings International prior to August 1, 1999, and Executive Vice President of Aviation Holdings Group, Inc. and Aviation Holdings International thereafter. The agreement has a term of three years and thereafter continues on a month-to-month basis. The agreement provides for compensation consisting of
(i) annual base compensation of $131,000 ($95,000 prior to August 1, 1999), (ii) an annual graduated bonus based on a percentage of Aviation Holdings International's net sales from business conducted within China (0% of first $1.5 million; 1% of next $1 million; 2% of next $1.5 million; 3% of next $1.5 million; and 4% of net sales in excess of $5.5 million), and (iii) certain fringe and other employee benefits that are made available to similarly situated executives of Aviation Holdings International. Pursuant to the agreement, Mr. Chiang was granted options, under Aviation Holdings International's Stock Option Plan, to purchase 15,000 shares of Aviation Holdings International common stock at a price of $2.50 per share. The options vest at the rate of 5,000 per year. In the event that Mr. Chiang's employment is terminated by Aviation Holdings International for any reason other than his death or disability or for "cause" (as defined in the agreement), Mr. Chiang will be entitled to receive any bonus due to the date of such event and his annual base compensation for the unexpired term of the agreement. In the event of Mr. Chiang's death, his estate shall be entitled to receive Mr. Chiang's base compensation for sixty days.

         Mr. Joseph F. Janusz. Aviation Holdings International and Joseph F. Janusz have entered into an employment agreement dated as of June 11, 1999 pursuant to which Mr. Janusz serves as Chief Financial Officer of Aviation Holdings International. The agreement has a term of two years and provides for
(i) annual base compensation of $89,500, (ii) an annual bonus, and (iii) benefits consistent with Aviation Holdings International's then current policies and reasonable expense reimbursement. Pursuant to the agreement, Mr. Janusz was granted, under Aviation Holdings International's Stock Option Plan, options to purchase 20,000 shares of Aviation Holdings International common stock. In the event that Mr. Janusz's employment is terminated by Aviation Holdings International for reasons other than his death or permanent disability or for "cause" (as definition the agreement), Mr. Janusz will be entitled to receive his annual base compensation for 12 months prorated, annualized and calculated through the date of termination. In the event that Mr. Janusz's employment is terminated for disability, Mr. Janusz shall be entitled to receive his base compensation for six months. In the event of Mr. Janusz's death, his estate shall be entitled to receive Mr. Janusz's base compensation for six months. The agreement provides that Aviation Holdings International will require any successor to all or substantially all of the business or assets of Aviation Holdings International to assume Aviation Holdings International's obligations under the agreement.

                                STOCK OPTION PLAN

On September 1, 1997, the Board of Directors of Aviation Holdings International adopted a Stock Option Plan which was superseded, effective March 1, 1999, by a Stock Option Plan of Aviation Holdings Group, Inc. (the "Plan"). This Plan provides for the grant of Incentive Stock Options, Non-qualified Stock Options and Stock Appreciation Rights to employees selected by the Board of Directors of Aviation Holdings Group, Inc., or Compensation Committee. The Plan also sets forth applicable rules and regulations for stock options granted to non-employee directors. As of the date of this prospectus, 255,750 options are outstanding under the Plan, which replaced the same number of options granted under the predecessor plan, including 75,000 to Mr. Nelson, 25,000 to Mr. Chiang, 10,000 to Mr. Gregor and 55,000 to Mr. Janusz. The Plan is subject to stockholder approval and will be submitted to the stockholders at our annual meeting in 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 12, 1998, Aviation Holdings International consummated a transaction whereby Aviation Holdings International acquired all or a majority of the outstanding capital stock of a number of companies controlled by Simon Chiang in return for 150,000 shares of Aviation Holdings International common stock. The entities acquired are as follows: 100% of the capital stock of PASCO International Aviation Corp., a Florida corporation; 90% of the capital stock of PASCO International Aviation Corp. Limited, a Hong Kong Corporation; 80% of the capital stock of PASCO Financial Services Limited, a Hong Kong corporation; and 100% of the capital stock of Aero-Link Flight Systems Limited, a Hong Kong Corporation. In connection with these transactions, Aviation Holdings International paid certain amounts on behalf of the acquired companies for which Mr. Chiang agreed to be liable in the aggregate amount of $151,709 as of December 31, 1999, which amounts Mr. Chiang has agreed to repay prior to December 31, 2000. Simultaneously with the aforementioned transactions, Aviation Holdings International and Mr. Chiang entered into an employment agreement pursuant to which Mr. Chiang serves as Aviation Holdings International's Vice President for Asia and the Pacific Rim Operations.

On March 3, 1999, Aviation Holdings Group, Inc. purchased 600,000 shares of Aviation Holdings International common stock from Argaman, Inc. ("Argaman") in exchange for 500,000 shares of Aviation Holdings Group, Inc. common stock and a warrant to purchase an additional 100,000 shares at an exercise price of $3.75 per share.

On June 1, 1999, Aviation Holdings Group, Inc. issued warrants to purchase 210,000 shares of common stock to the D.A.R. Group, Inc. and Dallas Investments, Ltd. in consideration for the cancellation of warrants to purchase 1,000,000 shares of common stock of Aviation Holdings International.

On August 31, 1999 Aviation Holdings Group, Inc. sold to IP Services, Inc. ("IP") its interest in a promissory note from Environmental Waste Solutions, Inc. with a book value of $900,000 which is secured by a mortgage on a 60 acre parcel of land in Colchester, Connecticut. IP is an affiliate of Howard M. Appel, who may be considered an organizer of Aviation Holdings International. The purchase price was $900,000 plus 50% of any net proceeds received from the debtor or on foreclosure. The note and mortgage related to advances made by Aviation Holdings Group, Inc. to the debtor in connection with a proposed transaction prior to the Company's acquisition of Aviation Holdings International and unrelated to the Company's current business.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and certain persons who own more than 10% of the outstanding Common Stock, to file with the SEC and the Nasdaq Stock Market (the "Nasdaq") initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based on its review of the copies of these reports received by it, and representations received from Reporting Persons, Aviation Holdings Group, Inc. believes that not all filings required to be made by the Reporting Persons for the period February 3, 2000, through March 31, 2000, were made on a timely basis. Joseph J. Nelson, Simon Chiang, Michael Cirillo Theodore H. Gregor, Joseph J. Janusz and APP Investments filed Forms 3 late in connection with Aviation Holdings Group, Inc.'s initial registration under the Exchange Act and it appears that Argaman, Inc. has not filed.


                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         Any proposal of a stockholder intended to be presented at the Company's 2001 annual meeting of stockholders must conform to the applicable proxy rules of the Securities and Exchange Commission concerning the submission and content of proposals and must be received in writing by the Secretary of the Company by February 5, 2001, for inclusion in the Company's proxy, notice of meeting and proxy statement relating to the 2001 annual meeting.

         Under the Company's Bylaws, a stockholder proposal not intended to be included in the proxy material for the 2001 annual meeting must generally be received by the Company not less than 60 nor more than 90 days prior to the meeting. Any such proposal must also comply with the other provisions contained in the Company's Bylaws relating to stockholder proposals.


                           ANNUAL REPORT ON FORM 10-K

         The Company will furnish without charge to any stockholder, upon the written request of such person, a copy of the Company's annual report on form 10-K for the fiscal year ended December 31, 1999. Requests for this report should be addressed to Aviation Holdings Group, Inc. 15675 Northwest 15th. Avenue, Miami, Florida 33169.


                                  OTHER MATTERS

         The Board knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any business shall properly come before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.




June 15, 2000

        -----------------------------------------------------------------
         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
        IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF
                          MAILED IN THE UNITED STATES.
        -----------------------------------------------------------------

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                          AVIATION HOLDINGS GROUP, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - July 18, 2000
--------------------------------------------------------------------------------
The undersigned stockholder of AVIATION HOLDINGS GROUP, INC. (the "Company"), revoking all previous proxies, hereby constitutes and appoints Joseph J. Nelson as the agent and proxy of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the 2000 Annual Meeting of Stockholders of the Company to be held on Tuesday, July 18, 2000 at 11 A.M., local time, at the Company's executive offices, 15675 Northwest 15th Avenue, Miami, Florida 33169 and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2000 Annual Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the following matters:

1.   [ ]  FOR all nominees for director named below.

     [ ]  WITHHOLD AUTHORITY to vote for all nominees for director named below.

     [ ] FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

         Nominees: Joseph J. Nelson, Simon Chiang, Michael J. Cirello and Theodore H. Greger will be considered nominees for election at the 2000 Annual Meeting.

2. The ratification of L. J. Soldinger Associates, independent certified public accountants, as auditors for the Company for the fiscal year ending December 31, 2000.

     [ ]  FOR                 [ ]  AGAINST              [ ]  ABSTAIN

3. In their discretion, the proxies will vote on such other business as may properly come before the 2000 Annual Meeting.

================================================================================

================================================================================

================================================================================

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" THE RATIFICATION OF L. J. Soldinger Associates. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the 2000 Annual Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ANNUAL REPORT, NOTICE OF THE 2000 ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.


                                   Date                                  , 2000
                                        ---------------------------------

                                                                          (SEAL)
                                   --------------------------------------
                                           (Shareholder's Signature)


                                                                          (SEAL)
                                   --------------------------------------
                                           (Shareholder's Signature)


                                                                          SHARES
                                   --------------------------------------

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